UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
JANUARY 9, 2007
AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-24843	47-0810385

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1004 Farnam Street, Suite 400 Omaha, Nebraska		68102

(Address of principal executive offices)		(Zip Code)
(402) 444-1630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1 Updated Items for Form 10-K

Item 8.01. Other Events
          America First Tax Exempt Investors, L.P. (the “Company”) has filed this Current Report on Form 8-K in order to update Items 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”) to reflect, for all periods presented in the 2005 Form 10-K, the reclassification of the assets, liabilities, revenues and expenses of Northwood Lake Apartments L.P. (“Northwood”) as a discontinued operation.
          As required by Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company designated Northwood as a discontinued operation on March 31, 2006, and continued to designate it as such until Northwood completed the sale of its apartment complex and associated assets on August 24, 2006.
          On the date hereof and subsequent to the filing of this Form 8-K, the Company will file a registration statement on Form S-3 relating to the sale from time to time of additional Beneficial Units representing assigned limited partnership interests in the Company. Such registration statement incorporates by reference the audited financial information in the 2005 Form 10-K. Notwithstanding the fact that the designation of Northwood as a discontinued operation occurred after the time periods covered by the financial statements included in the 2005 Form 10-K, current SEC guidance requires any previously issued annual financial statements which are incorporated by reference in filings made by the Company with the SEC relating to the sale of securities under the Securities Act of 1933, as amended, to be updated for current financial statement presentation of discontinued operations under accounting principles generally accepted in the United States of America (“GAAP”). Given this, the Company has filed this Form 8-K to update its presentation of discontinued operations.
          The reclassification of Northwood as a discontinued operation had no effect on the net income or income per BUC previously reported by the Company in the audited financial statements contained in the 2005 Form 10-K.
          No other item of the 2005 Form 10-K is updated hereby.
          The specific updates to Items 6, 7 and 8 of the 2005 Form 10-K are attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1 Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements of Form 10-K for the year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

	By	America First Capital
Associates Limited
Partnership Two, General
Partner of the Partnership

	By	The Burlington Capital Group LLC,
General Partner of
America First Capital
Associates Limited
Partnership Two

Date: January 9, 2007
/s/ Michael J. Draper

Michael J. Draper
Chief Financial Officer
The Burlington Capital Group LLC